FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

This First Amendment to Loan and Security Agreement (this “Amendment”), dated as of September 22, 2008, is by and among HYDROGEN, L.L.C., an Ohio limited liability company, with its principal place of business located at 2 Juniper Street, Versailles, Pennsylvania 15132 (the “Borrower”), HYDROGEN CORPORATION, a Nevada corporation, with its principal place of business located at 10 East 40th Street, Suite 3405, New York, New York 10016 ( the “Guarantor” or “HYDRO Corp”), FEDERATED KAUFMANN FUND, a portfolio of Federated Equity Funds, a Massachusetts business trust, with offices located at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237, in its capacity as agent for the benefit of the Lenders (together with its successors and assigns, the “Agent”), FEDERATED KAUFMANN FUND, a portfolio of Federated Equity Funds, a Massachusetts business trust, with offices located at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237, in its capacity as a Lender, and SAMSUNG C & T CORPORATION, a corporation organized under the laws of the Republic of Korea, with offices at Samsung C&T Corporation Building, 1321-20, Seocho-2 Dong, Seocho-Gu, Seoul, Korea, in its capacity as a Lender (together with their respective successors and assigns, the “Lenders”).

RECITALS

WHERAS, the Borrower, Guarantor, Agent and Lenders are parties to that certain Loan and Security Agreement dated as of August 22, 2008 (as amended, restated, supplemented and otherwise modified, the “Loan Agreement”).

WHEREAS, the parties hereto desire to amend certain terms and provisions of the Loan Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration (the receipt, sufficiency and adequacy of which are hereby acknowledged), the parties hereto (intending to be legally bound) hereby agree as follows:

1. Definitions.Terms capitalized herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement, as amended hereby.

2. Amendments to Loan Agreement.Subject to the terms and conditions contained herein, the Borrower, Guarantor, Agent and Lenders hereby amend the Loan Agreement as follows:

(a) Section 1.21 of the Loan Agreement is hereby amended and restated as follows:

1.21 “Default Warrants” means the five (5) year warrants to purchase 870,000 shares of Common Stock of HYDRO Corp, to be issued to each of the Lenders by the Guarantor having a per share exercise price equal to $0.01 per share, solely after the occurrence and existence of an Event of Default that remains either uncured or not waived by the Lenders within the applicable cure period, in the form annexed hereto as Exhibit B.

(b) Exhibit B to the Loan Agreement is hereby amended and restated as Exhibit B attached to this Amendment.

(c) After Section 11.1 (d), the following shall be added:

(e) the day following the occurrence and continuation of an Event of Default that is either not cured nor waived by the Lenders within the applicable cure period, Guarantor shall issue the Default Warrants to each of the Lenders.

3. Condition Precedent.The amendment contained in Section 2 hereof is subject to, and contingent upon, the prior or contemporaneous satisfaction of the following condition precedent: the Borrower, Guarantor, Agent and Lenders shall have executed and delivered to each other this Amendment.

4. Reference to and Effect on the Loan Agreement.

(a) Except as expressly provided herein, the Loan Agreement and all of the other Loan Documents shall remain unmodified and continue in full force and effect and are hereby ratified and confirmed.

(b) Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of: (i) any right, power or remedy of the Lenders under the Loan Agreement or any of the other Loan Documents, or (ii) any Event of Default under the Loan Agreement.

5. Representations and Warranties of the Borrower and Guarantor.Each of Borrower and Guarantor hereby represents and warrants to the Agent and the Lenders, which representations and warranties shall survive the execution and delivery hereof, that on and as of the date hereof and after giving effect to this Amendment:

(a) It has the requisite power and authority to execute, deliver and perform its obligations under this Amendment. This Amendment has been duly authorized by all necessary action of it. This Amendment constitutes the legal, valid and binding obligation of it, enforceable against it in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar law affecting creditors’ rights generally and general principles of equity;

(b) The representations set forth in the Loan Agreement and in the Loan Documents are true, correct and complete on and as of the date hereof; and

(c) No Event of Default has occurred and is continuing.

(d) The issuance of the Default Warrants in accordance with this Amendment upon an Event of Default, and the issuance and delivery of the shares of Common Stock issuable upon exercise of the Default Warrants have been duly authorized by all necessary corporate action on the part of the Guarantor. The shares of Common Stock issuable upon exercise of the Default Warrants have been reserved for issuance by all necessary corporate action on the part of the Guarantor. The Default Warrants, when so issued in accordance with the provisions of this Amendment upon an Event of Default, will represent a binding obligation of the Guarantor enforceable against it in accordance with its terms, and the Common Stock, when issued upon exercise of the Default Warrants upon receipt by the Guarantor of the exercise price, will be duly authorized, validly issued, fully paid and nonassessable.

6. Reference to Loan Agreement; No Waiver.

(a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Loan Agreement,” “this Agreement”, “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Loan Agreement as amended hereby. The term “Loan Documents” as defined in Section 1.53 of the Loan Agreement shall include (in addition to the Loan Documents described in the Loan Agreement) this Amendment and any other agreements, instruments or other documents executed in connection herewith.

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(b) The Agent’s failure, at any time or times hereafter, to require strict performance by the Borrower of any provision or term of the Loan Agreement, this Amendment or the other Loan Documents shall not waive, affect or diminish any right of the Lender hereafter to demand strict compliance and performance herewith or therewith. Any suspension or waiver by the Lender of a breach of this Amendment or any Event of Default under the Loan Agreement shall not, except as expressly set forth herein, suspend, waive or affect any other breach of this Amendment or any Event of Default under the Loan Agreement, whether the same is prior or subsequent thereto and whether of the same or of a different kind or character. None of the undertakings, agreements, warranties, covenants and representations of the Borrower or Guarantor contained in this Amendment, shall be deemed to have been suspended or waived by the Agent unless such suspension or waiver is: (i) in writing and signed by the Agent, and (ii) delivered to the Borrower or Guarantor. In no event shall the Agent’s execution and delivery of this Amendment establish a course of dealing among the Agent, Guarantor, Borrower or any other obligor or in any other way obligate the Agent to hereafter provide any amendments or waivers with respect to the Loan Agreement. The terms and provisions of this Amendment shall be limited precisely as written and shall not be deemed: (A) to be a consent to a modification (except as expressly provided herein) or waiver of any other term or condition of the Loan Agreement or of any other Loan Documents, or (B) to prejudice any right or remedy that the Agent may now have under or in connection with the Loan Agreement or any of the other Loan Documents.

7. Successors and Assigns.This Amendment shall be binding upon and inure to the benefit of the Agent, the Lenders and each of the other parties hereto and their respective successors and assigns; provided, however, the Borrower may not assign this Amendment or any of the Borrower’s rights hereunder without the Agent’s prior written consent. Any prohibited assignment of this Amendment shall be absolutely null and void. This Amendment may only be amended or modified by a writing signed by the Agent, Lenders, Borrower and Guarantor.

8. Severability.Wherever possible, each provision of this Amendment shall be interpreted in such a manner so as to be effective and valid under applicable law, but if any provision of this Amendment is held to be prohibited by or invalid under applicable law, such provision or provisions shall be ineffective only to the extent of such provision and invalidity, without invalidating the remainder of this Amendment.

9. Governing Law.THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, THE LAWS OF WHICH THE BORROWER HEREBY EXPRESSLY ELECTS TO APPLY TO THIS AMENDMENT, WITHOUT GIVING EFFECT TO PROVISIONS FOR CHOICE OF LAW HEREUNDER. THE BORROWER AGREES THAT ANY ACTION OR PROCEEDING BROUGHT TO ENFORCE OR ARISING OUT OF THIS AMENDMENT SHALL BE COMMENCED IN ACCORDANCE WITH THE PROVISIONS OF THE LOAN AGREEMENT.

10. Counterparts; Facsimile or Other Electronic Transmission.This Agreement may be executed in counterparts and by facsimile or other electronic signatures, each of which when so executed, shall be deemed an original, but all of which shall constitute but one and the same instrument.

***Signature Page Follows***

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IN WITNESS WHEREOF, the undersigned have caused this First Amendment to Loan and Security Agreement to be duly executed and delivered as of the date first above written.

BORROWER:

HYDROGEN, L.L.C.

By:	/s/ Josh Tosteson
Name:	Josh Tosteson
Title:	President

GUARANTOR:

HYDROGEN CORPORATION

By:	/s/ Josh Tosteson
Name:	Josh Tosteson
Title:	President

AGENT:

FEDERATED KAUFMANN FUND a portfolio of Federated Equity Funds

By:	/s/ Hans Utsch
Name:	Hans Utsch
Title:	Vice President

LENDERS:

FEDERATED KAUFMANN FUND a portfolio of Federated Equity Funds

By:	/s/ Hans Utsch
Name:	Hans Utsch
Title:	Vice President

SAMSUNG C&T CORPORATION

By:	/s/ Kim Cheong Hwan
Name:	Kim Cheong Hwan
Title:	Vice President

EXHIBIT B

[FORM OF DEFAULT WARRANT]

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND APPLICABLE STATE SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

HYDROGEN CORPORATION

WARRANT

Warrant No. XXXX	Original Issue Date: __________________

HYDROGEN CORPORATION, a Nevada corporation (the “Company”), hereby certifies that, for value received, [Lender] or its permitted registered assigns (the “Holder”), is entitled to purchase from the Company up to a total of 870,000 shares of common stock, $0.001 par value (the “Common Stock”), of the Company (each such share, a “Warrant Share” and all such shares, the “Warrant Shares”) at an exercise price per share equal to $0.01 (the “Exercise Price”), at any time and from time to time from and after the Trigger Date (as defined below) and through and including [FIVE YEARS FROM THE ORIGINAL ISSUE DATE] (the “Expiration Date”), and subject to the following terms and conditions:

This Warrant is issued pursuant to that certain Loan and Security Agreement, dated August 22, 2008, as amended or restated from time to time, by and among the Company, HydroGen L.L.C., Federated Kaufmann Fund, a portfolio of Federated Equity Funds, as Agent for Federated Kaufmann Fund and Samsung C&T Corporation (the “Loan and Security Agreement”). The Warrants and Warrant Shares shall be referred to herein collectively as the “Securities.”

1.  Definitions. In addition to the terms defined elsewhere in this Warrant, capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Security and Loan Agreement.

2.  List of Warrant Holders. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder (which shall include the initial Holder or, as the case may be, any registered assignee to which this Warrant is permissibly assigned hereunder from time to time). The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

3.  List of Transfers.

(a) This Warrant is subject to the restrictions noted in the legend set forth on the first page of this Warrant.

(b) The Company shall register any such transfer of all or any portion of this Warrant in the Warrant Register, upon (i) surrender of this Warrant, with the Form of Assignment attached hereto duly completed and signed, to the Company at its address specified in Section 13 hereof and (ii) if a registration statement is not effective, (x) delivery, at the request of the Company, of an opinion of counsel reasonably satisfactory to the Company, to the effect that the transfer of such portion of this Warrant may be made pursuant to an available exemption from the registration requirements of the Securities Act and all applicable state securities or blue sky laws and (y) delivery by the transferee of a written statement to the Company certifying that the transferee is an “accredited investor” as defined in Rule 501(a) under the Securities Act and making the representations and certifications set forth below in Section 3(c), to the Company at its address specified herein. Upon any such registration or transfer, a new Warrant to purchase Common Stock, in substantially the form of this Warrant (any such new Warrant, a “New Warrant”), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations in respect of the New Warrant that the Holder has in respect of this Warrant. Notwithstanding the foregoing, to the extent a Holder desires to transfer this Warrant to a non-affiliate after the effectiveness of any registration statement filed by the Company to register for offer and sale the Warrant Shares, then such transferee shall not be entitled to the registration rights associated with the underlying Warrant Shares but shall be entitled to all other rights as a Holder hereunder, including the right to exercise this Warrant on a “cashless” exercise basis pursuant to Section 10(b) hereof.

(c) Any transferee of the Warrant shall represent and warrant to the Company the following:

(i) Investment Intent. Such transferee understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities and, upon exercise of the Warrant will acquire the Warrant Shares issuable upon exercise thereof, as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof, without prejudice, however, to such transferee's right, subject to the provisions of this Agreement, at all times to sell or otherwise dispose of all or any part of such Securities pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws. Subject to the immediately preceding sentence, nothing contained herein shall be deemed a representation or warranty by such transferee to hold the Securities for any period of time. Such transferee is acquiring the Securities hereunder in the ordinary course of its business. Such transferee does not have any agreement, plan or understanding, directly or indirectly, with any Person to distribute any of the Securities.

(ii) Purchaser Status. At the time such transferee was offered the Securities, it was, and at the date hereof it is, and on each date on which it exercises the Warrants it will be, an “accredited investor” as defined in Rule 501(a) under the Securities Act. Such transferee is not a registered broker-dealer under Section 15 of the Exchange Act.

(iii) General Solicitation. Such transferee is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

4.  Exercise and Duration of Warrants.

(a)  All or any part of this Warrant shall be exercisable by the registered Holder at any time and from time to time on or after the Trigger Date (as defined below) and through and including the Expiration Date.

(b)  As used in this Agreement, the following term shall have the respective meaning:

(i) “Trigger Date” shall mean the day following the occurrence and existence of an Event of Default (as defined in the Loan and Security Agreement) that is either not cured by the Borrower or Guarantor (as defined in the Loan and Security Agreement)  nor waived by the Lenders (as defined in the Loan and Security Agreement) within the applicable cure period.

(c)  At 5:00 p.m., New York City time, on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value and this Warrant shall be terminated and no longer outstanding.

(d) The Holder may exercise this Warrant by delivering to the Company (i) an exercise notice, in the form attached hereto (the “Exercise Notice”), completed and duly signed, together with the aggregate Exercise Price for the number of Warrant Shares to be issued pursuant to such exercise, and (ii) if such Holder is not utilizing the cashless exercise provisions set forth in this Warrant, payment of the Exercise Price for the number of Warrant Shares as to which this Warrant is being exercised, and the date such items are delivered to the Company (as determined in accordance with the notice provisions hereof) is an “Exercise Date.” The delivery by (or on behalf of) the Holder of the Exercise Notice and the applicable Exercise Price shall be accompanied by a statement by the Holder certifying to the Company the representations and warranties contained in Section 3(c) hereof. The Holder shall not be required to deliver the original Warrant in order to effect an exercise hereunder. Execution and delivery of the Exercise

Notice shall have the same effect as cancellation of the original Warrant and issuance of a New Warrant evidencing the right to purchase the remaining number of Warrant Shares.

 5.  Delivery of Warrant Shares.

(a)  Upon exercise of this Warrant, the Company shall promptly (but in no event later than three Trading Days after the Exercise Date) issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate (provided that, if a registration statement is not effective and the Holder directs the Company to deliver a certificate for the Warrant Shares in a name other than that of the Holder or an Affiliate of the Holder, it shall deliver to the Company on the Exercise Date an opinion of counsel reasonably satisfactory to the Company to the effect that the issuance of such Warrant Shares in such other name may be made pursuant to an available exemption from the registration requirements of the Securities Act and all applicable state securities or blue sky laws), a certificate for the Warrant Shares issuable upon such exercise, free of restrictive legends unless a registration statement covering the resale of the Warrant Shares and naming the Holder as a selling stockholder thereunder is not then effective or the Warrant Shares are not freely transferable pursuant to Rule 144 under the Securities Act. The Holder, or any Person permissibly so designated by the Holder to receive Warrant Shares, shall be deemed to have become the holder of record of such Warrant Shares as of the Exercise Date.

(b)  If by the close of the third Trading Day after delivery of an Exercise Notice, the Company fails to deliver to the Holder a certificate representing the required number of Warrant Shares in the manner required pursuant to Section 5(a), and if after such third Trading Day and prior to the receipt of such Warrant Shares, the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall, within three Trading Days after the Holder’s request and in the Holder’s sole discretion, either (1) pay in cash to the Holder an amount equal to the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such certificate (and to issue such Warrant Shares) shall terminate or (2) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such Warrant Shares and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of Warrant Shares, times (B) the closing bid price of a share of Common Stock on the date of the event giving rise to the Company’s obligation to deliver such certificate.

(c)  To the extent permitted by law, the Company’s obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

6.  Charges, Taxes and Expenses. Issuance and delivery of certificates for shares of Common Stock upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

7.  Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity (which shall not include a surety bond), if requested. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe. If a New Warrant is requested as a result of a mutilation of this Warrant, then the Holder shall deliver such mutilated Warrant to the Company as a condition precedent to the Company’s obligation to issue the New Warrant.

8.  Reservation of Warrant Shares. The Company covenants that it will initially reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, [one hundred twenty percent (120%)] of the number of Warrant Shares which are initially issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other contingent purchase rights of persons other than the Holder. The Company further covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 9). The Company covenants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.

9.  Certain Adjustments. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 9.

(a)  Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding, (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides its outstanding shares of Common Stock into a larger number of shares, or (iii) combines its outstanding shares of Common Stock into a smaller number of shares, then in each such case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination.

(b)  Pro Rata Distributions. If the Company, at any time while this Warrant is outstanding, distributes to all holders of Common Stock (i) evidences of its indebtedness, (ii) any security (other than a distribution of Common Stock covered by the preceding paragraph), (iii) rights or warrants to subscribe for or purchase any security, or (iv) any other asset (in each case, “Distributed Property”), then, upon any exercise of this Warrant that occurs after the record date fixed for determination of stockholders entitled to receive such distribution, the Holder shall be entitled to receive, in addition to the Warrant Shares otherwise issuable upon such exercise (if applicable), the Distributed Property that such Holder would have been entitled to receive in respect of such number of Warrant Shares had the Holder been the record holder of such Warrant Shares immediately prior to such record date.

(c) Fundamental Transactions. If, at any time while this Warrant is outstanding (i) the Company effects any merger or consolidation of the Company with or into another Person, in which the Company is not the survivor, (ii) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (iii) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (iv) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (each, a “Fundamental Transaction”), then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of the number of Warrant Shares then issuable upon exercise in full of this Warrant (the “Alternate Consideration”).

(d)  Number of Warrant Shares. Simultaneously with any adjustment to the Exercise Price pursuant to paragraph (a) of this Section 9, the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the adjusted number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment.

 (e)  Calculations. All calculations under this Section 9 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

(f)  Notice of Adjustments. Upon the occurrence of each adjustment pursuant to this Section 9, the Company at its expense will, at the written request of the Holder, promptly compute such adjustment, in good faith, in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Warrant Shares or other securities issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based. Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder and to the Company’s Transfer Agent.

(g)  Notice of Corporate Events. If, while this Warrant is outstanding, the Company (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Common Stock, including without limitation any granting of rights or warrants to subscribe for or purchase any capital stock of the Company or any Subsidiary, (ii) authorizes or approves, enters into any agreement contemplating, or solicits stockholder approval for any Fundamental Transaction or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then, except if such notice and the contents thereof shall be deemed to constitute material non-public information, the Company shall deliver to the Holder a notice describing the material terms and conditions of such transaction at least ten (10) Trading Days prior to the applicable record or effective date on which a Person would need to hold Common Stock in order to participate in or vote with respect to such transaction, and the Company will take all reasonable steps to give the Holder the practical opportunity to exercise this Warrant prior to such time; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.

10.  Payment of Exercise Price. The Holder may pay the Exercise Price in one of the following manners:

(a)  Cash Exercise. The Holder may deliver immediately available funds; or

(b)  Cashless Exercise. If an Exercise Notice is delivered at a time when a registration statement permitting the Holder to resell the Warrant Shares is required to be effective and is not then effective or the prospectus forming a part thereof is not then available to the Holder for the resale of the Warrant Shares, then the Holder may notify the Company in an Exercise Notice of its election to utilize cashless exercise, in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

X = Y [(A-B)/A]

where:

X = the number of Warrant Shares to be issued to the Holder.

Y = the number of Warrant Shares with respect to which this Warrant is being exercised.

A = the average of the closing prices of a share of Common Stock for the five Trading Days immediately prior to (but not including) the Exercise Date.

B = the Exercise Price.

For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued.

11.  No Fractional Shares. No fractional Warrant Shares will be issued in connection with any exercise of this Warrant. In lieu of any fractional shares which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the closing price of one Warrant Share as reported by the applicable Trading Market on the Exercise Date.

12.   Registration Rights and SEC Reporting Obligations of Company.

(a) Piggy Back Registration Rights. If the Investor exercises any portion of the Warrant, and thereafter the Company proposes to file a registration statement under the Securities Act with respect to an offering for its own account of any class of its equity securities (other than a registration statement on Form S-8 (or any successor form) or any other registration statement relating solely to employee benefit plans or filed in connection with an exchange offer, then the Company shall in each case give written notice of such proposed filing to the Holder as soon as practicable (but no later than 20 business days) before the anticipated filing date, and such notice shall offer each Holder the opportunity to register such number of shares of Warrant Shares as such Holder may request. Each Holder desiring to have Warrant Shares included in such registration statement shall so advise the Company in writing within 10 business days after the date on which the Company’s notice is so given, setting forth the number of shares of Warrant Shares for which registration is requested. If the Company's offering is to be an underwritten offering, the Company shall use its reasonable best efforts to cause the managing underwriter or underwriters to permit the Holders of the Warrant Shares requested to be included in the registration for such offering to include such Warrant Shares in such offering on the same terms and conditions as any similar securities of the Company included therein.

(b) SEC Reporting Obligation. The Company agrees to make publicly available adequate public information necessary for the Holder to transfer the Warrant Shares pursuant to Rule 144 promulgated under the Securities Act (“Rule 144”) by providing the following:

(i)
For so long at the Company is subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”), the Company shall timely file (inclusive of any extensions) all required reports under Section 13 or 15(d) of the Exchange Act, as applicable, (other than Form 8-K reports).

(ii)
If the Company is not subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Company shall make publicly available that information specified in Rule 144 necessary for the Holder to transfer the Warrant Shares pursuant to Rule 144.

13.  Notices. Any and all notices or other communications or deliveries hereunder (including, without limitation, any Exercise Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 5:00 p.m. (New York City time) on a Trading Day, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 5:00 p.m. (New York City time) on any Trading Day, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The addresses for such notices or communications shall be: (i) if to the Company, to HydroGen Corporation, 10 East 40th Street, Room 3405, New York, New York 10016, Attn: Chief Executive Officer or to facsimile number (212) 672-0393 (or such other address as the Company shall indicate in writing in accordance with this Section) or (ii) if to the Holder, to the address or facsimile number appearing on the Warrant Register (or such other address as the Company shall indicate in writing in accordance with this Section).

14.  Warrant Agent. The Company shall serve as warrant agent under this Warrant. Upon thirty (30) days’ notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder’s last address as shown on the Warrant Register.

15.  Miscellaneous.

(a)  This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant. This Warrant may be amended only in writing signed by the Company and the Holder, or their successors and assigns.

(b)  All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of this Warrant and the transactions herein contemplated (“Proceedings”) (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the New York Courts. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Warrant or the transactions contemplated hereby. If either party shall commence a Proceeding to enforce any provisions of this Warrant, then the prevailing party in such Proceeding shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred in connection with the investigation, preparation and prosecution of such Proceeding.

(c)  The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

(d)  In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

(e)  Other than as otherwise set forth herein, prior to exercise of this Warrant, the Holder hereof shall not, by reason of by being a Holder, be entitled to any rights of a stockholder with respect to the Warrant Shares

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,
SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

HYDROGEN CORPORATION

By:
Name:
Title:

EXERCISE NOTICE

HYDROGEN CORPORATION

WARRANT DATED _________________, 2008

Ladies and Gentlemen:

(1) The undersigned hereby elects to purchase ______ shares of Common Stock pursuant to the above-referenced Warrant. Capitalized terms used herein and not otherwise defined herein have the respective meanings set forth in the Warrant.

(2) The Holder intends that payment of the Exercise Price shall be made as (check one):

  Cash Exercise under Section 10

  Cashless Exercise under Section 10

(3) If the Holder has elected a Cash Exercise, the holder shall pay the sum of $_______ to the Company in accordance with the terms of the Warrant.

(4) Pursuant to this Exercise Notice, the Company shall deliver to the Holder ______ Warrant Shares in accordance with the terms of the Warrant.

(5) By its delivery of this Exercise Notice, the undersigned represents and warrants to the Company that in giving effect to the exercise evidenced hereby the Holder will not beneficially own in excess of the number of shares of Common Stock (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934) permitted to be owned under Section 11 of this Warrant to which this notice relates.

Dated:_______________, _____

Name of Holder:

By:__________________________________
Name: _______________________________
Title: _______________________________
(Signature must conform in all respects to name of Holder as specified on the face of the Warrant)

HYDROGEN CORPORATION
WARRANT ORIGINALLY ISSUED August __, 2008
WARRANT NO.

FORM OF ASSIGNMENT

[To be completed and signed only upon transfer of Warrant]

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                              the right represented by the within Warrant to purchase                  shares of Common Stock to which the within Warrant relates and appoints ___________ attorney to transfer said right on the books of the Company with full power of substitution in the premises.

Dated: _________, ___	___________________________________
(Signature must conform in all respects to name of holder as specified on the face of the Warrant)
___________________________________
Address of Transferee
___________________________________
___________________________________

In the presence of:
____________________________